VALIC COMPANY II

Capital Appreciation Fund

International Small Cap Equity Fund

Mid Cap Value Fund

Supplement to the Statutory Prospectus dated January 1, 2011

At a meeting held on October 24-25, 2011, the Board of Trustees (the “Board”) of VALIC Company II (“VC II”) approved the following: (i) the termination of Bridgeway Capital Management, Inc. (“Bridgeway”) as the sub-adviser to the Capital Appreciation Fund (“Capital Appreciation”) and the appointment of The Boston Company Asset Management, LLC (“Boston Company”) as the sub-adviser to Capital Appreciation; (ii) the termination of PineBridge Investments LLC (“PineBridge”) as the sub-adviser to the International Small Cap Equity Fund (“International Small Cap”) and the appointment of UBS Global Asset Management (Americas) Inc. (“UBS Global AM”); and (iii) the termination of FAF Advisors, Inc. (“FAF Advisors”) / Nuveen Asset Management, LLC (“Nuveen”) as the sub-adviser of the Mid Cap Value Fund (“Mid Cap Value”) and the appointment of Robeco Investment Management, Inc. (“Robeco”). At the meeting, the Board approved new investment sub-advisory agreements between The Variable Annuity Life Insurance Company (“VALIC”) and each of Boston Company, UBS Global AM and Robeco (collectively, the “Sub-Advisory Agreements”) to specifically include Capital Appreciation, International Small Cap or Mid Cap Value, respectively. Capital Appreciation, International Small Cap and Mid Cap Value are collectively referred to as the “Funds.”

With respect to the Sub-Advisory Agreements, the Board has authority, pursuant to an exemptive order granted by the Securities and Exchange Commission, to enter into sub-advisory agreements without a shareholder vote; however, an information statement explaining the sub-adviser change will be mailed to the shareholders of the Funds. The effective date of each Sub-Advisory Agreement will be on or about December 5, 2011 (the “Effective Date”). The following changes will take place upon the Effective Date:

Capital Appreciation

The “Investment Adviser” section of the Fund Summary is amended to delete Bridgeway as a sub-adviser of the Fund, to reflect the addition of “The Boston Company Asset Management, LLC” as the sub-adviser to the Fund and the addition of the following portfolio managers:

Name	Portfolio Manager of the Fund Since	Title
Elizabeth Slover	2011	Portfolio Manager
David Sealy	2011	Portfolio Manager
Barry Mills	2011	Portfolio Manager

International Small Cap

The “Investment Adviser” section of the Fund Summary is amended to delete PineBridge as a sub-adviser of the Fund, to reflect the addition of “UBS Global Asset Management (Americas) Inc.” as a sub-adviser to the Fund and the addition of the following portfolio manager:

Name	Portfolio Manager of the Fund Since	Title
Vincent Willyard	2011	Portfolio Manager

Mid Cap Value

The “Performance Information” section of the Fund Summary is modified to reflect that effective December 5, 2011 the Fund will transition its benchmark from the Russell 2500™ Value Index to the Russell Midcap® Value Index. In the process of replacing FAF Advisors/Nuveen, with the new sub-adviser, Robeco, VALIC analyzed the composition of the Fund and the Fund’s benchmark. While the correlation between the existing benchmark and the proposed benchmark is high, the result of this analysis is that the Russell Midcap Value Index is a more representative of the composition of the Fund. The performance information presented below is intended to illustrate the risks of investing in the Fund by comparing the Fund’s average annual returns to those of the Russell 2500™ Value Index and the Russell Midcap® Value Index.

Delete the performance table and replace with the following:

Average Annual Total Returns (For the periods ended December 31, 2009)

	1 Year	5 Years	10 Years
Fund	36.77%	1.94%	7.17%
Russell 2500™ Value Index	27.68%	0.84%	8.18%
Russell Midcap® Value Index	34.21%	1.98%	7.58%

The “Investment Adviser” section of the Fund Summary is amended to delete FAF Advisors/Nuveen as a sub-adviser of the Fund, to reflect the addition of “Robeco Investment Management, Inc.” as a sub-adviser to the Fund and the addition of the following portfolio managers:

Name	Portfolio Manager of the Fund Since	Title
Steven L. Pollack	2011	Portfolio Manager
Joseph F. Feeney, Jr.	2011	Portfolio Manager

The “Management — Investment Sub-Advisers” section is amended to delete any references to Bridgeway, FAF Advisors/ Nuveen, and PineBridge serving as sub-adviser to International Small Cap. In addition, the section is amended to reflect the engagements of Boston Company as the sub-adviser to Capital Appreciation, UBS Global AM as the sub-adviser to International Small Cap and Robeco as the sub-adviser to Mid Cap Value.

The Capital Appreciation Fund is managed by Elizabeth Slover, David Sealy and Barry Miller. Ms. Slover is a managing director of The Boston Company and is the director of The Boston Company’s core research team. She has been employed by The Boston Company since July 2005. Mr. Sealy is an analyst on the core research team of The Boston Company, where he has been employed since July 2005. Mr. Mills is an analyst on the core research team of The Boston Company, where he has been employed since July 2005.

International Small Cap Equity Fund

UBS Global Asset Management (Americas) Inc. (“UBS Global AM”)

One North Wacker Drive, Chicago, Illinois 60606

UBS Global AM, a Delaware corporation, is an investment advisor registered with the SEC. UBS Global AM is an indirect, wholly owned subsidiary of UBS AG (“UBS”) and a member of the UBS Global Asset Management division. UBS is an internationally diversified organization headquartered in Zurich and Basel, Switzerland, with operations in many areas of the financial services industry.

The International Small Cap Equity Fund is managed by Vincent Willyard. Mr. Willyard is the Head of Global ex-US Growth Equities at UBS Global AM. He has been a Managing Director of UBS Global AM since July 2007.

Mid Cap Value Fund

Robeco Investment Management, Inc. (“Robeco”)

909 Third Avenue, 32nd Floor, New York, New York 10022

Robeco is an SEC-registered investment adviser consisting of two investment divisions: Robeco Boston Partners (“BP”) and Robeco Weiss, Peck & Greer (“WPG”). Robeco is a wholly-owned subsidiary of Robeco Group, a global investment management company headquartered in Rotterdam, the Netherlands. Robeco Group was founded in 1929 and manages over $216 billion as of June 30, 2011 for clients worldwide. Robeco Group is wholly-owned by Rabobank Group, (“Rabobank”), the Netherlands. Robeco is a value equity asset manager with $21 billion in assets under management as of September 30, 2011.

The Mid Cap Value Fund is managed by Steven L. Pollack, CFA and Joseph F. Feeney, Jr., CFA. Mr. Pollack is the portfolio manager for Robeco Boston Partners Mid Cap Value Equity product. He is in his eleventh year with the firm. He has twenty-seven years of investment experience. Mr. Feeney is Co-Chief Executive Officer and Chief Investment Officer for Robeco. He is responsible for the firm’s strategic, financial and operating decisions, and all aspects of investment management including the firm’s fundamental and quantitative research groups. Mr. Feeney joined the firm upon its inception in 1995. He has twenty-six years of investment experience.

Date: October 26, 2011

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